Exhibit 10.5

ASSIGNMENT AND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS ASSIGNMENT AND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Assignment Agreement”) is made and entered into effective as of the 30th day of October, 2014, by and between _______________, an individual (“Executive”), Kimball International, Inc., an Indiana corporation (“KII”), and Kimball Electronics, Inc., an Indiana corporation, (“KEI”, collectively, the “Parties”). Reference is made herein to that certain Separation and Distribution Agreement entered into between KII and KEI and capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

WITNESSETH:

WHEREAS, Executive and KII are parties to an employment agreement dated _______________________ (“Employment Agreement”), which as of the Closing Date will be assigned to and assumed by KEI in its entirety pursuant to the terms of the Separation and Distribution Agreement; and

    WHEREAS, the parties desire to execute this Assignment Agreement to complete the assignment and assumption of the Employment Agreement, all on the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, in consideration of the promises of the respective parties and such other consideration as is described in the Separation and Distribution Agreement, the sufficiency of which is hereby acknowledged, and also the mutual promises, covenants and agreements set forth herein, the parties, intending to be legally bound, hereby agree that the foregoing recitals are incorporated herein by reference and further agree as follows:

1.    Assignment. As of the Closing Date, KII hereby sells, assigns, grants, transfers, conveys and delivers to KEI all of KII’s right, title and interest in, to and under the Employment Agreement, and Executive consents to such assignment.

2.    Assumption. As of the Closing Date, KEI hereby (i) accepts and assumes all of KII’s right, title and interest in, to and under the Employment Agreement, and (ii) assumes, accepts and agrees to pay, perform and discharge all of the covenants, conditions, obligations and liabilities of KII under the Employment Agreement and Executive recognizes such assumption, provided that KEI shall be liable therefor only to the extent the same accrue or otherwise arise on or after the Closing Date. KII shall remain liable for any obligations or liabilities arising under the Employment Agreement that accrued or otherwise arose prior to the Closing Date.

3.    References to Kimball in Employment Agreement. Except for purposes of Executive’s covenants contained in Section 9, which shall run to the benefit of KII and KEI, references to “Kimball” in the Employment Agreement shall be deemed to refer to KEI as a result of this Assignment Agreement. For clarity, the parties also agree that the transaction contemplated in the Separation and Distribution Agreement will not result in a Change in Control or Termination under the Employment Agreement.

4.    Miscellaneous. This Assignment Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto. This Assignment may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. In the event of any inconsistency among the terms of this Assignment Agreement and the terms of the Separation and Distribution Agreement, the terms of the Separation and Distribution Agreement shall control. Nothing in this Assignment Agreement shall be construed to limit, discharge, mitigate or release any obligation or otherwise affect any right of any party to the Separation and Distribution Agreement set forth or described therein. This Assignment Agreement may be modified only by a writing signed by the parties hereto. No provision of this Assignment Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions hereof are hereby declared to be severable. This Assignment Agreement is the product of negotiations between the parties, each of which has had the opportunity to have counsel review the same.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EXECUTIVE

By:
[printed name]

KIMBALL INTERNATIONAL, INC.

By:
[printed name]

KIMBALL ELECTRONICS, INC.

By:
[printed name]